Exhibit 99.1

Contact:

Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664, ext. 6180	Mountain View, CA 94043
Peter.kuipers@omnicell.com

Omnicell Achieves Record Revenue in the First Quarter 2016

Record GAAP revenue of $171.0 million representing 47% year over year growth
Non-GAAP diluted EPS of $0.35 representing 21% year over year growth
Completion of the Aesynt Acquisition

MOUNTAIN VIEW, Calif. -- April 28, 2016 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its first quarter ended March 31, 2016.

GAAP results: Revenue for the first quarter of 2016 was $171.0 million, up $40.7 million or 31.2% from the fourth quarter of 2015, and up $54.8 million or 47.1% from the first quarter of 2015.
First quarter 2016 net loss as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $(0.4) million, or $(0.01) per diluted share. This compares to GAAP net income of $7.7 million, or $0.21 per diluted share, for the fourth quarter of 2015, and GAAP net income of $6.3 million, or $0.17 per diluted share, for the first quarter of 2015. Omnicell completed its acquisition of Aesynt Holding Coöperatief U.A. ("Aesynt') on January 5, 2016 and its results of operations are included in Omnicell's Condensed Consolidated Statement of Operations as of that date.
Non-GAAP results: Non-GAAP revenue for the first quarter of 2016 was $173.7 million, up $43.4 million or 33.3% from the fourth quarter of 2015, and up $57.4 million or 49.4% from the first quarter of 2015.

Non-GAAP net income for the first quarter of 2016 was $12.9 million, or $0.35 per diluted share, excluding $3.9 million of stock-based compensation expense, $5.7 million, net of tax effect of $3.5 million, of intangible assets amortization expense, $1.4 million, net of tax effect of $0.9 million of acquisition related expenses for Aesynt acquisition, and $0.6 million, net of tax effect of $0.3 million of inventory fair value adjustments. Non-GAAP net income includes the effect of a deferred revenue fair value adjustment of $1.7 million, net of tax effect of $1.0 million. This compares to fourth quarter 2015 non-GAAP net income of $14.4 million, or $0.40 per diluted share, which excluded $3.7 million of stock-based compensation expense, $1.2 million, net of tax effect of $0.7 million, of intangible assets amortization expense, and $2.0 million, net of tax effect of $0.9 million, for acquisition related expenses for the Aesynt acquisition. Non-GAAP net income for the first quarter of 2015 was $10.8 million, or $0.29 per diluted share, which excluded $3.7 million of stock-based compensation expense and $0.8 million, net of tax effect of $0.4 million, of amortization expense for all intangible assets associated with past acquisitions.

"Omnicell’s first quarter of 2016 was marked by record revenues and the completion of our acquisition of Aesynt,” said Randall Lipps, President, CEO and Chairman. “I am pleased to report continued momentum with a strong contribution from new customer orders as we begin to realize the strength that our expanded portfolio can deliver. The company is well positioned to take advantage of the great opportunities ahead."

Second quarter 2016 Guidance

For the second quarter of 2016, the company expects Non-GAAP revenue to be between $168 million and $175 million and Non-GAAP EPS to be between $0.30 and $0.34 per share.

The above guidance is inclusive of the Aesynt acquisition.

Reporting Segments

Omnicell evaluates its reportable segments in accordance with the authoritative guidance on segment reporting. The company's Chief Executive Officer is the company's Chief Operating Decision Maker ("CODM") pursuant to the guidance. The CODM allocates resources to the segments based on their business prospects, competitive factors, revenue and operating results.  Omnicell has the following reportable segments: Automation & Analytics, and Medication Adherence. The financial results of the Aesynt acquisition acquired in Q1 2016 are included in the Automation & Analytics reportable segment.

Certain corporate-level costs which include expenses related to executive management, finance and accounting, human resources, legal, training and development, and certain administrative expenses are excluded from the reportable segment financial results.

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, April 28, 2016 at 1:30 p.m. PT to discuss first quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 96241728. Internet users can access the conference call at http://ir.omnicell.com/events.cfm. A replay of the call will be available today at approximately 4:30 p.m. PT and will be available until 11:59 p.m. PT on May 28, 2016. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 96241728.

About Omnicell

Since 1992, Omnicell (NASDAQ: OMCL) has been creating new efficiencies to improve patient care, anywhere it is delivered. Omnicell is a leading supplier of comprehensive automation and business analytics software for patient-centric medication and supply management across the entire health care continuum--from the acute care hospital setting, to post-acute skilled nursing and long-term care facilities, to the patient's home.

Over 4,000 customers worldwide have utilized Omnicell automation and analytics solutions to increase operational efficiency, reduce medication errors, deliver actionable intelligence and improve patient safety. The recent acquisition of Aesynt adds distinct capabilities, particularly in central pharmacy and IV robotics, creating the broadest medication management product portfolio in the industry.
The Omnicell SureMed solution provides innovative medication adherence packaging to help reduce costly hospital readmissions. In addition, these solutions enable approximately 7,000 institutional and retail pharmacies worldwide to maintain high accuracy and quality standards in medication dispensing and administration while optimizing productivity and controlling costs.
For more information about Omnicell, please visit www.omnicell.com.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to Omnicell’s momentum, pipeline and new sales opportunities, profit and revenue growth, and the success of Omnicell’s strategy for growth, including differentiated products, expansion into new markets and targeted acquisitions. Risks that contribute to the uncertain nature of the forward-looking statements include our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from long term care to home care, unfavorable general economic and market conditions, risks to growth and acceptance of our products and services, including competitive conversions, and to growth of the clinical automation and workflow automation market generally, the potential of increasing competition, potential regulatory changes, the ability of the company to improve sales productivity to grow product bookings, to develop new products and to acquire and successfully integrate companies, such as Aesynt. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (GAAP). Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate Adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP Net Income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period to period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)  Stock-based compensation expense impact of Accounting Standards Codification (ASC) 718. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Omnicell.

b) Intangible assets amortization from business acquisitions. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c) Amortization of debt issuance cost. Debt issuance cost represents costs associated with the issuance of new Term Loan and Revolving Line of Credit facilities. The cost includes underwriting fees, original issue discount, ticking fee, and legal fees. This non-cash expense is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

d) Acquisition accounting impact related to deferred revenue. In connection with our acquisition of Aesynt, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post installation support has not been provided in our purchase accounting. The non-GAAP adjustment to our revenues is intended to include the full amounts of such revenues. We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.

e) Inventory fair value adjustments. In connection with our acquisition of Aesynt, business combination rules require us to account for the fair values of inventory acquired in our purchase accounting. The non-GAAP adjustment to our Cost of Revenues is intended to include the impact of such adjustment. We believe the adjustment is useful as a measure of the ongoing performance of our business.

f) Acquisitions related expenses. We excluded from our non-GAAP results the expenses which are related to the recent acquisitions. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition related expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of less acquisitive peer companies. Further, these expenses are not considered by management to reflect the core performance of the business and therefore are excluded from our non-GAAP results.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock compensation plans.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;

2) Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting; and

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense related to ASC 718 is excluded from our non-GAAP financial measures:

i)  While share-based compensation calculated in accordance with ASC 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.

ii) We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation, under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our Adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 stock compensation expense, as well as excluding certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

· Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

· Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2016	December 31, 2015	March 31, 2015
Revenues:
Product	$127,895	$104,193	$94,109
Services and other revenues	43,109	26,123	22,112
Total revenues	171,004	130,316	116,221
Cost of revenues:
Cost of product revenues	71,918	55,099	45,416
Cost of services and other revenues	19,141	10,137	9,120
Total cost of revenues	91,059	65,236	54,536
Gross profit	79,945	65,080	61,685
Operating expenses:
Research and development	13,838	9,219	8,019
Selling, general and administrative	64,255	43,891	43,287
Total operating expenses	78,093	53,110	51,306
Income from operations	1,852	11,970	10,379
Interest and other income (expense), net	(2,171)	(753)	(517)
Income before provision for income taxes	(319)	11,217	9,862
Provision for income taxes	59	3,562	3,544
Net (loss) income	$(378)	$7,655	$6,318
Net (loss) income per share:
Basic	$(0.01)	$0.22	$0.18
Diluted	$(0.01)	$0.21	$0.17
Weighted average shares outstanding:
Basic	35,740	35,482	36,024
Diluted	35,740	36,172	36,914

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	March 31, 2016	December 31, 2015

ASSETS
Current assets:
Cash and cash equivalents	$53,487	$82,217
Accounts receivable, net	153,199	107,957
Inventories	71,914	46,594
Prepaid expenses	21,855	19,586
Other current assets	9,853	7,774
Total current assets	310,308	264,128
Property and equipment, net	42,208	32,309
Long-term investment in sales-type leases, net	21,037	14,484
Goodwill	312,511	147,906
Intangible assets, net	206,261	89,665
Long-term deferred tax assets	2,638	2,361
Other long-term assets	28,809	27,894
Total assets	$923,772	$578,747

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$32,142	$22,646
Accrued compensation	31,918	18,195
Accrued liabilities	34,903	30,133
Long-term debt, current portion, net	8,410	—
Deferred revenue, net	92,273	53,656
Total current liabilities	199,646	124,630
Long-term deferred revenue	17,820	17,975
Long-term deferred tax liabilities	64,984	21,822
Other long-term liabilities	11,771	11,932
Long-term debt, net	219,046	—
Total liabilities	513,267	176,359
Total stockholders’ equity	410,505	402,388
Total liabilities and stockholders’ equity	$923,772	$578,747

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Three months ended March 31,
	2016	2015
Operating Activities
Net (loss) income	$(378)	$6,318
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	14,473	5,711
Loss on disposal of fixed assets	13	4
Provision for receivable allowance	92	281
Share-based compensation expense	3,891	3,665
Income tax benefits from employee stock plans	164	822
Excess tax benefits from employee stock plans	(220)	(1,151)
Provision for excess and obsolete inventories	248	270
Deferred income taxes	(1,042)	361
Amortization of debt financing fees	397	—
Changes in operating assets and liabilities:
Accounts receivable, net	(1,162)	(5,631)
Inventories	(5,361)	(1,906)
Prepaid expenses	1,983	6,707
Other current assets	324	1,124
Investment in sales-type leases, net	(8,928)	285
Other long-term assets	1,232	(85)
Accounts payable	1,568	2,200
Accrued compensation	4,114	(2,810)
Accrued liabilities	417	2,718
Deferred revenue	12,663	(6,557)
Other long-term liabilities	(2,701)	(1,012)
Net cash provided by operating activities	21,787	11,314
Investing Activities
Purchases of intangible assets, intellectual property and patents	(1,074)	(103)
Software development for external use	(3,070)	(2,957)
Purchases of property and equipment	(4,261)	(1,048)
Business acquisition, net of cash acquired	(271,458)	—
Net cash used in investing activities	(279,863)	(4,108)
Financing Activities
Proceeds from debt, net	247,059	—
Repayment of debt under revolving credit facility	(20,000)	—
Payment for contingent consideration	(3,000)	—
Proceeds from issuances under stock-based compensation plans	5,149	6,224
Employees' taxes paid related to restricted stock units	(382)	(800)
Excess tax benefits from employee stock plans	220	1,151
Net cash provided by financing activities	229,046	6,575
Effect of exchange rate changes on cash and cash equivalents	300	(116)
Net (decrease) increase in cash and cash equivalents	(28,730)	13,665
Cash and cash equivalents at beginning of period	82,217	125,888
Cash and cash equivalents at end of period	$53,487	$139,553

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data)

	Three Months Ended
	March 31, 2016	December 31, 2015	March 31, 2015

Reconciliation of GAAP net (loss) income to non-GAAP net income:
GAAP net (loss) income	$(378)	$7,655	$6,318
Adjustments:
Share-based compensation expense	3,891	3,654	3,665
Amortization of acquired intangibles	9,159	1,901	1,231
Acquisition accounting impact related to deferred revenue	2,663	—	—
Inventory fair value adjustments	921	—	—
Acquisitions related expenses	2,349	2,898	—
Tax effect of the adjustments above(a)	(5,735)	(1,665)	(443)
Non-GAAP net income	$12,870	$14,443	$10,771

Reconciliation of GAAP revenue to non-GAAP revenue:
Revenues	$171,004	$130,316	$116,221
Acquisition accounting impact related to deferred revenue	2,663	—	—
Non-GAAP revenue	$173,667	$130,316	$116,221

Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit	$79,945	$65,080	$61,685
GAAP gross margin	46.8%	49.9%	53.1%
Share-based compensation expense	549	481	517
Amortization of acquired intangibles	5,211	547	368
Acquisition accounting impact related to deferred revenue	2,663	$—	$—
Inventory fair value adjustments	921	$—	$—
Non-GAAP gross profit	$89,289	$66,108	$62,570
Non-GAAP gross margin	51.4%	50.7%	53.8%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$78,093	$53,110	$51,306
GAAP operating expenses % to total revenue	45.7%	40.8%	44.1%
Share-based compensation expense	(3,342)	(3,173)	(3,148)
Amortization of acquired intangibles	(3,948)	(1,354)	(863)
Acquisitions related expenses	(2,349)	(2,898)	—
Non-GAAP operating expenses	$68,454	$45,685	$47,295
Non-GAAP operating expenses % to total revenue	40.0%	35.1%	40.7%

	Three Months Ended
	March 31, 2016	December 31, 2015	March 31, 2015
Reconciliation of GAAP income from operations to non-GAAP income from operations:
GAAP income from operations	$1,852	$11,970	$10,379
GAAP operating income % to total revenue	1.1%	9.2%	8.9%
Share-based compensation expense	3,891	3,654	3,665
Amortization of acquired intangibles	9,159	1,901	1,231
Acquisition accounting impact related to deferred revenue	2,663	—	—
Inventory fair value adjustments	921	—	—
Acquisitions related expenses	2,349	2,898	—
Non-GAAP income from operations	$20,835	$20,423	$15,275
Non-GAAP operating income % to total Non-GAAP revenue	12.0%	15.7%	13.1%

Reconciliation of GAAP net (loss) income per share - diluted to non-GAAP net income per share - diluted:
Shares - diluted GAAP	35,740	36,172	36,914

Shares - diluted Non-GAAP	36,307	36,172	36,914

GAAP net (loss) income per share - diluted	$(0.01)	$0.21	$0.17
Adjustments:
Share-based compensation expense	0.11	0.11	0.10
Amortization of acquired intangibles	0.25	0.05	0.03
Acquisition accounting impact related to deferred revenue	0.07	—	—
Inventory fair value adjustments	0.03	—	—
Acquisitions related expenses	0.06	0.08	—
Tax effect of the adjustments above(a)	(0.16)	(0.05)	(0.01)
Non-GAAP net income per share - diluted	$0.35	$0.40	$0.29

Reconciliation of GAAP net income to non-GAAP Adjusted EBITDA:
GAAP net (loss) income	$(378)	$7,655	$6,318
Add back:
Share-based compensation expense	3,891	3,654	3,665
Interest (income) and expense, net	1,747	89	99
Depreciation and amortization expense	14,473	7,182	5,711
Acquisition accounting impact related to deferred revenue	2,663	—	—
Inventory fair value adjustments	921	—	—
Acquisitions related expenses	2,349	2,898	—
Income tax expense	59	3,562	3,544
Non-GAAP Adjusted EBITDA (b)	$25,725	$25,040	$19,337

____________________________________________

(a)	Tax effects calculated for all adjustments except share based compensation expense, using estimated annual effective tax rate of 38% for fiscal year 2016.

(b)	Defined as earnings before interest income and expense, taxes, depreciation and amortization, share-based compensation expense, as well as excluding certain non-GAAP adjustments.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three Months Ended March 31, 2016			Three Months Ended March 31, 2015
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$148,945	$22,059	$171,004	$92,779	$23,442	$116,221
Cost of revenues	77,207	13,852	91,059	38,852	15,684	54,536
Gross profit	71,738	8,207	79,945	53,927	7,758	61,685
Gross margin %	48.2%	37.2%	46.8%	58.1%	33.1%	53.1%

Operating expenses	52,205	5,611	57,816	28,589	6,341	34,930
Income from segment operations	$19,533	$2,596	22,129	$25,338	$1,417	26,755
Operating margin %	13.1%	11.8%	12.9%	27.3%	6.0%	23.0%

Corporate costs			20,277			16,376
Income from operations			$1,852			$10,379

Omnicell, Inc.
Segment Information - Non-GAAP Gross Margin and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended March 31, 2016
	Automation and Analytics		Medication Adherence		Total

Revenues	$148,945		$22,059		$171,004
Acquisition accounting impact related to deferred revenue	2,663	1.8%	—	—%	2,663	1.6%
Non-GAAP Revenues	$151,608		22,059		$173,667

GAAP Gross profit	$71,738	48.2%	$8,207	37.2%	$79,945	46.8%
Stock-based compensation expense	460	0.3%	89	0.4%	549	0.3%
Amortization expense of acquired intangible assets	4,879	3.3%	332	1.5%	5,211	3.0%
Acquisition accounting impact related to deferred revenue	2,663	1.8%	—	—%	2,663	1.6%
Inventory fair value adjustments	921	0.6%	—	—%	921	0.5%
Non-GAAP Gross profit	$80,661	54.2%	$8,628	39.1%	$89,289	52.2%

GAAP Operating income	$19,533	13.1%	$2,596	11.8%	$22,129	12.9%
Stock-based compensation expense	1,623	1.1%	201	0.9%	1,824	1.1%
Amortization expense of acquired intangible assets	7,829	5.3%	1,330	6.0%	9,159	5.4%
Acquisition accounting impact related to deferred revenue	2,663	1.8%	—	—%	2,663	1.6%
Inventory fair value adjustments	921	0.6%	—	—%	921	0.5%
Acquisitions related expenses	1,757	1.2%	—	—%	1,757	1.0%
Non-GAAP Operating income	$34,326	23.0%	$4,127	18.7%	$38,453	22.5%

GAAP Corporate costs					$20,277	11.9%
Stock-based compensation expense					2,067	1.2%
Acquisition-related expenses					592	0.3%
Non-GAAP Corporate costs					$17,618	10.3%

Non-GAAP Income from operations					$20,835	12.2%

	Three Months Ended March 31, 2015
	Automation and Analytics		Medication Adherence		Total

Revenues	$92,779		$23,442		$116,221

GAAP Gross profit	$53,927	58.1%	$7,758	33.1%	$61,685	53.1%
Stock-based compensation expense	351	0.4%	166	0.7%	517	0.4%
Amortization expense of acquired intangible assets	35	0.0%	333	1.4%	368	0.3%
Non-GAAP Gross profit	$54,313	58.5%	$8,257	35.2%	$62,570	53.8%

GAAP Operating income	$25,338	27.3%	$1,417	6.0%	$26,755	23.0%
Stock-based compensation expense	1,443	1.6%	256	1.1%	1,699	1.5%
Amortization expense of acquired intangible assets	147	0.2%	1,084	4.6%	1,231	1.1%

Non-GAAP Operating income	$26,928	29.0%	$2,757	11.8%	$29,685	25.5%

GAAP Corporate costs					$16,376	14.1%
Stock-based compensation expense					1,966	1.7%
Non-GAAP Corporate costs					$14,410	12.4%

Non-GAAP Income from operations					$15,275	13.1%